Exhibit 32


                           CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Capital Reserve Canada Ltd. (the "Company") on Form 20-F for the period ended December 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the" Report"), I, Ken Pearson, President and Principal Accounting Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934; and (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: June 21, 2007            By/s/ Ken Pearson
                               Name:  Ken Pearson
                               Title;  President (Principal Accounting Officer)
                                       Executive Officer and Principal